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                    FIRST METLIFE INVESTORS INSURANCE COMPANY
              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                        SUPPLEMENT DATED NOVEMBER 9, 2009
                TO PROSPECTUS DATED MAY 1, 2009 (AS SUPPLEMENTED)

This supplement describes changes to the maximum ages at which certain optional riders may be purchased with Marquis Portfolios/SM/ variable annuity contracts issued by First MetLife Investors Insurance Company ("we," "us," or "our"). All references in the prospectus to the maximum issue ages for the riders listed below are amended to conform to the changes described in this supplement. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus. This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 842-9325 to request a free copy.

I.   LIVING BENEFITS

     A. GMIB PLUS

The GMIB Plus rider may be elected at the time you purchase the contract, up through age 78.

     B. PRINCIPAL GUARANTEE AND PRINCIPAL GUARANTEE VALUE

The Principal Guarantee or Principal Guarantee Value riders may be elected at the time you purchase the contract, up through age 79.

II.  DEATH BENEFIT - ANNUAL STEP-UP

The Annual Step-Up may be elected at the time you purchase the contract, up through age 79.

     THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

Distributor:
5 Park Plaza, Suite 1900                               Telephone: (800) 842-9325
Irvine, CA 92614

Marquis and Marquis Portfolios are service marks of Citigroup or its Affiliates and are used by MetLife, Inc. and its Affiliates under license.

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